SMITH BARNEY ALLOCATION SERIES INC.

With Respect To:

Select High Growth Portfolio

Select Growth Portfolio

Supplement dated February 11, 2005 to Prospectus dated April 29, 2004

The following information supplements the disclosure in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

Changes in Underlying Funds and Investment Ranges

The Board of Directors of Smith Barney Allocation Series Inc. (“Allocation Series”) approved certain changes in the underlying Smith Barney funds in which the portfolios of Allocation Series invest. The modifications are part of an overall plan to reduce the number of underlying funds, simplify the portfolios’ allocation structure and eliminate certain size and style biases in the allocations to the underlying funds. The changes to each portfolio of Allocation Series are set forth in the chart below. These changes will be effective on February 11, 2005.

Portfolio	Fund Additions	Fund Eliminations	Changes in Allocation Ranges
Select High Growth	None	Smith Barney Mid Cap Core Fund	None
Select Growth	None	Smith Barney Mid Cap Core Fund	None

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